UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2019

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On September 12, 2019, we held our 2019 annual meeting of stockholders (the “2019 Annual Meeting”) in Pittsburgh, Pennsylvania. A total of 1,065,021,990 shares, or approximately 87.3% of our outstanding shares of common stock, were represented in person or by proxy at the 2019 Annual Meeting. The stockholders elected all eleven of the director nominees; approved our named executive officers’ compensation; and ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for 2019. The stockholders did not approve the shareholder proposals presented at the 2019 Annual Meeting. The final voting results for the matters submitted to a stockholder vote at the 2019 Annual Meeting are set forth below:
Item 1.    Election of Directors.

Director		Shares For	Shares Against	Shares Abstain	Broker Non-Votes
a.	Gregory E. Abel	907,289,210	18,247,454	1,444,639	138,040,687
b.	Alexandre Behring	891,479,634	34,058,200	1,443,469	138,040,687
c.	Joao M. Castro-Neves	892,810,856	32,638,880	1,531,567	138,040,687
d.	Tracy Britt Cool	897,342,200	28,200,554	1,438,549	138,040,687
e.	John T. Cahill	904,780,127	20,786,264	1,414,912	138,040,687
f.	Feroz Dewan	914,299,502	11,138,099	1,543,702	138,040,687
g.	Jeanne P. Jackson	908,912,407	16,622,186	1,446,710	138,040,687
h.	Jorge Paulo Lemann	891,798,616	33,685,322	1,497,365	138,040,687
i.	John C. Pope	897,837,971	27,648,778	1,494,554	138,040,687
j.	Alexandre Van Damme	908,573,527	16,893,414	1,514,362	138,040,687
k.	George Zoghbi	901,757,017	23,722,706	1,501,580	138,040,687
Item 2. Advisory vote to approve executive compensation.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
776,865,872	146,807,073	3,308,358	138,040,687

Item 3. Ratification of the selection of PricewaterhouseCoopers LLP as Kraft Heinz’s independent auditors for 2019.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
1,043,536,615	19,312,881	2,172,494	N/A

Item 4. Shareholder proposal related to protein diversification.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
29,510,913	885,923,369	11,547,021	138,040,687

Item 5. Shareholder proposal related to reducing synthetic pesticides.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
109,483,354	786,461,628	31,036,321	138,040,687

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

September 12, 2019	By:	/s/ Rashida La Lande
Rashida La Lande
Senior Vice President, Global General Counsel and Head of CSR and Government Affairs; Corporate Secretary

3